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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
IRVINE, CALIFORNIA 92612

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held June 23, 2009
9:00 A.M. (Pacific Daylight Time)

To Our Stockholders:

        You are cordially invited to attend the special meeting (the "Meeting") of stockholders of IMPAC MORTGAGE HOLDINGS, INC., a Maryland corporation ("IMH," "we," "our," "us," or the "Company"), to be held at the Company's offices located at 19500 Jamboree Road, Irvine, California 92612 on June 23, 2009, at 9:00 a.m. (Pacific Daylight Time).

        The Meeting of stockholders is being held to approve amendments to our Charter to modify the preferential terms of both of our Series B Preferred Stock and Series C Preferred Stock, including modifications to dividend, liquidation premium and voting rights, as more fully described in this proxy statement.

        Only holders of record of our Common Stock at the close of business on May 18, 2009 will be entitled to notice of and to vote at the Meeting.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 23, 2009. The Proxy Statement for the Special Meeting of Stockholders and the Company's Annual Report for the year ended December 31, 2008 and
Quarterly Report for the period ended March 31, 2009 are also available at http://www.vfnotice.com/impaccompanies.

        Your proxy is enclosed. You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. Please return the proxy promptly to avoid the expense of additional proxy solicitation. You may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

        If you have any questions regarding your proxy, or need assistance in voting your shares, please contact D.F. King & Co., Inc., our proxy solicitor at 1-800-269-6427 (toll free).

Dated: May 29, 2009

By order of the Board of Directors

Ronald M. Morrison, Secretary

i

 IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road, Irvine, CA 92612
949-475-3600

 PROXY STATEMENT

 FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
JUNE 23, 2009, AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)

        This proxy statement is delivered to you by Impac Mortgage Holdings, Inc., a Maryland corporation ("IMH," "we," "our," "us," or the "Company"), in connection with the special meeting of stockholders to be held on June 23, 2009 at 9:00 a.m. (Pacific Daylight Time) at the Company's offices located at 19500 Jamboree Road, Irvine, California 92612 (the "Meeting"). We are sending this proxy statement and the enclosed proxy to our stockholders of record as of May 18, 2009 commencing on or about June 1, 2009.

        Except otherwise indicated, all common share and per common share information in this Proxy Statement has been adjusted to reflect a reverse stock split of our common stock that was effected on December 30, 2008 in which each 10 outstanding shares of our common stock were converted into 1 share of our common stock.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

General

        Q:    Why am I receiving these materials?

        A:    The Board of Directors of the Company (the "Board") is providing these proxy materials to you in connection with the solicitation of proxies for exercise at the Meeting. As a holder of our Common Stock, par value $0.01 per share (the "Common Stock"), you are invited to attend the Meeting and are requested to vote on the items of business described in this proxy statement.

        Q:    Why are you having a Special Meeting?

        A:    We are holding a special meeting to seek approval from holders of Common Stock to amend our Charter (the "Charter") to modify the preferential terms of both our 9.375% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share ("Series B Preferred Stock"), and our 9.125% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share ("Series C Preferred Stock" and together with the Series B Preferred Stock, the "Preferred Stock"), including modifications to dividend, liquidation premium and voting rights. See "Effects of the Proposed Amendment on the Company's Preferred Stock" under Proposal No. 1 for a more detailed discussion of the proposed modifications. In connection with seeking approval from the holders of Common Stock to amend our Charter, we are concurrently conducting a consent solicitation of the holders of Preferred Stock to obtain their approval of the proposed amendments to modify the preferential terms of the Preferred Stock and a tender offer (the "Purchase Offer") to the holders of our Preferred Stock to purchase their shares of Preferred Stock. If the holders of the Common Stock and the Preferred Stock approve the proposed amendments to the Charter, for each tendered share of Series B Preferred Stock accepted for purchase by us in the Purchase Offer, the holder will receive $0.29297, and for each tendered share of Series C Preferred Stock accepted for purchase by us in the Purchase Offer, the holder will receive $0.28516. If the proposed amendments receive the requisite stockholder approvals and the Purchase Offer is successfully completed, we will contemporaneously pay to all holders of Preferred Stock (whether the shares of Preferred Stock are tendered or not) accumulated and unpaid dividends on the Preferred Stock. The accumulated and unpaid dividends are $1.17 per share of Series B Preferred Stock and $1.14 per share of Series C Preferred Stock, or an aggregate of $7.4 million as of March 31, 2009. We will also contemporaneously pay all unpaid deferred amounts on our remaining trust preferred securities, which totaled $518,500, including interest thereon, as of April 30, 2009.

Modification to Preferred Stock

        Q.    Why are you also conducting the Purchase Offer?

        A:    Since 2007, our management has been seriously challenged by the unprecedented turmoil in the mortgage market, including the following: significant increases in delinquencies and foreclosures; significant increases in credit-related losses; declines in originations; tightening of warehouse credit and the virtual elimination of the market for loan securitizations. As a result, we discontinued certain operations, resolved and terminated all but one of our reverse repurchase lines, which was restructured, satisfied $33.0 million of trust preferred securities for $4.95 million, exchanged $51.3 million in trust preferred securities for $62 million in new notes and settled a portion of our outstanding repurchase claims, while also reducing our operating costs and liabilities.

        We did not pay dividends on the Preferred Stock for the fourth quarter of 2008 and the first quarter of 2009. As of March 31, 2009, the accumulated and unpaid dividends on the Preferred Stock were $7.4 million in aggregate. We have also deferred payments on our trust preferred securities since December 2008. As of April 30, 2009, excluding the trust preferred securities that were recently exchanged for new notes, our outstanding deferred payments, including interest thereon, on our remaining trust preferred securities were $518,500 in aggregate. Plus, we have not declared a dividend on shares of our Common Stock since March 31, 2007.

        One of our goals in this challenging market environment has been to align the costs of our operations to our cash flows. If the proposed amendments to the Charter are approved and made effective and the Purchase Offer is successfully completed, these actions would reduce the Company's continuing obligation to pay or accumulate quarterly dividends on the Preferred Stock, thereby allowing the Company to use or preserve cash for other purposes. Currently, the aggregate dividends on the outstanding Preferred Stock total approximately $14.9 million per year.

        Upon implementation of the proposed amendments to our Charter and completion of the Purchase Offer future dividends, if any, on any remaining Preferred Stock will be non-cumulative. We believe the significant reduction or elimination of the outstanding Preferred Stock and the elimination of the related dividends obligations will give us the enhanced balance sheet flexibility to operate and grow our business. We additionally believe that with an improved capital structure there are multiple business opportunities we can pursue to enhance stockholder value that have not previously been feasible.

        Assuming all shares of Preferred Stock are validly tendered (and not withdrawn) and repurchased by us, we will pay an aggregate of $1.9 million pursuant to the Purchase Offer. If the Purchase Offer is successfully completed, we will also contemporaneously pay to all holders of Preferred Stock (whether the shares are tendered or not) accumulated and unpaid dividends on the Preferred Stock. The accumulated and unpaid dividends are $1.17 per share of Series B Preferred Stock and $1.14 per share of Series C Preferred Stock. We will also contemporaneously pay all unpaid deferred amounts on our trust preferred securities, which, excluding the trust preferred securities that were recently exchanged for new notes, totaled $518,500, including interest thereon, as of April 30, 2009.

        Even if the requisite stockholder approvals are obtained, we may delay completing repurchases under the Purchase Offer or terminate it and not implement any of the proposed amendments to the Charter, nor pay any of the accumulated and unpaid dividends on the Preferred Stock or the deferred amounts on the trust preferred securities, if at the time of expiration of the Purchase Offer the Company is not eligible to make such distributions under Maryland law.

        Q:    What vote is required from the holders of Common Stock to approve the amendments to the Company's Charter modifying the terms of each series of Preferred Stock?

        A:    The amendments to the Company's Charter to modify the terms of each of our existing series of Preferred Stock requires the affirmative vote of holders of outstanding shares of Common Stock entitled to cast a majority of all the votes entitled to be cast on the proposal.

        Approval of Proposal No. 1 by the holders of Common Stock alone will not result in a modification of our Charter. Holders of 66 2/3% of the Preferred Stock (voting together as a single class) also must vote to approve or consent to the proposed amendments to our Charter. We are seeking the approval of the holders of Preferred Stock to the proposed amendments in the consent solicitation that is a part of the Purchase Offer.

        Q:    If Proposal No. 1 to modify the terms of the Company's Preferred Stock is approved, what will be the consequences to the Company?

        A:    In connection with seeking approval to amend the Company's Charter to modify the terms of the Preferred Stock, we are also conducting the Purchase Offer. The closing of the Purchase Offer and effectuating the purchase of the shares is subject to receiving approval of Proposal No. 1 from our holders of Common Stock. Shares of Preferred Stock that are purchased by us in the Purchase Offer will revert to the status of authorized but unissued shares of preferred stock. The Company's obligations to holders of any remaining outstanding shares of Preferred Stock will also be altered upon the effectiveness of the proposed amendments to our Charter, as further described in Proposal No. 1.

        Q:    If Proposal No. 1 to modify the terms of the Company's Preferred Stock is NOT approved, what will be the consequences to the stockholders and the Company?

        A:    If our stockholders do not approve the modification of the terms of the Preferred Stock, the Preferred Stock will remain issued and outstanding, and entitled to all of the preferential rights associated with the Preferred Stock, as further described in this proxy statement. Furthermore, the Purchase Offer will be terminated.

        The holders of the Preferred Stock will continue to be entitled to cumulative dividends and any applicable liquidation premiums. Given our current financial condition, we currently do not intend to pay future dividends on the Preferred Stock if the Offer to Purchase and Consent Solicitation are not successfully completed. If we do not pay dividends on our Preferred Stock for six or more quarterly periods (whether or not consecutive), the holders of the Preferred Stock will be entitled to elect two directors to our Board of Directors. Our failure to make dividend payments for the fourth quarter of 2008 and the first quarter of 2009 counts as two quarterly periods of non-payment towards the potential triggering of this right.

        The Preferred Stock is entitled to receive $25.00 per share (before any payments are made to the holders of our Common Stock and any other junior stock) upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs. The $25.00 liquidation preference per share is not being modified in the proposed amendments to the Charter. However, if Proposal No. 1 is not approved, upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the Preferred Stock will also continue to be entitled to any accumulated and unpaid dividends (whether or not declared) plus, with respect to the Series C Preferred Stock and until November 2009, a premium of $.50 per share. If our available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Preferred Stock and any other parity stock, then the holders of the Preferred Stock and any other parity stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Any liquidating distributions to capital stock are subject to payments on outstanding indebtedness. As of March 30, 2009, the Company had stockholders' equity of $9.0 million with an aggregate of

$6.2 billion of total liabilities. The annual aggregate dividends on the outstanding Preferred Stock total approximately $14.9 million and the aggregate liquidation value of the Preferred Stock is approximately $161.8 million, excluding any liquidation premium and accumulated dividends.

        The Preferred Stock will continue to rank senior to our Common Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up and entitled to a larger amount of our assets. Plus, our ability to make distributions to holders of common stock will remain limited. Unless full cumulative dividends are paid on the Preferred Stock, no dividends (other than in shares of Common Stock) or distributions can be paid and shares of Common Stock nor can any shares of Preferred Stock be redeemed, purchased or otherwise acquired.

        If the proposed amendments to the Charter are not approved by the holders of our Common Stock and Preferred Stock and implemented, there may be a near-term negative effect on our business, results of operations, and financial position, including the potential inability to satisfy our liabilities and the long-term dividend-related cash requirements of our Preferred Stock. To the extent we do not pay dividends for six or more quarterly periods, the holders of the Preferred Stock will be entitled to elect two directors to our Board of Directors. If elected, two additional directors will add to the Company's compensation costs paid to its Board of Directors. Currently, board members receive an annual fee of $40,000, a meeting fee of $2,500 and fees for service on committees. Future dividends payable to the holders of Series B Preferred Stock and Series C Preferred Stock would likely represent a significant reduction in our cash, making it difficult for us to satisfy other continuing obligations. We may not be able to raise additional capital if we cannot pay dividends on the Preferred Stock, attract additional investors given the dividend rights of the Preferred Stock or satisfy our outstanding obligations.

        In light of the continuing turmoil in the mortgage market, our ability to continue our operations is dependent upon our ability to implement successfully our strategic initiatives and acquire new operations that contribute sufficient additional cash flow to enable us to meet our current and future expenses. Our future financial performance and success are dependent in large part upon our ability to implement our contemplated strategies successfully. We have restructured our existing reverse repurchase line, exchanged about half of our trust preferred securities for new notes, and satisfied a portion of our trust preferred securities in an effort to reduce payment obligations. To the extent that we are not successful in reducing our payment obligations, we would be unlikely to be able to continue our operations as planned, thereby requiring us to reduce our operating costs and expenses so that our income can cover those costs. As a result, we may not be able to accomplish our goals, rebuild our business, and, given the limited opportunities available in the financial market, we may be required to change our current plan of operations, which we can not determine at this time, but could include a wind down of the Company.

        Q:    What are the general voting rights of the holders of Common Stock?

        A:    Each share of Common Stock is entitled to one vote, subject to the provisions of our Charter regarding restrictions on transfer of stock, and will be fully paid and nonassessable upon issuance. Shares of Common Stock have no preference, conversion, exchange, redemption, appraisal, sinking fund, preemptive or cumulative voting rights.

        Q:    What are the voting rights of the holders of Preferred Stock?

        A:    The Preferred Stock generally has no voting rights. However, if we do not pay dividends on any outstanding Preferred Stock for six or more quarterly periods (whether or not consecutive), holders of the Preferred Stock (voting together as a class) will be entitled to elect two additional directors to the Company's Board to serve until all accumulated and unpaid dividends have been paid or declared and set apart for payment, provided that any such directors, if elected, must not cause us to violate corporate governance requirements of the New York Stock Exchange which requires a majority of independent directors.

        In addition, the affirmative vote of holders of at least 66 2/3% of the outstanding shares of Preferred Stock is required to (a) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking prior to the Preferred Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up or reclassify any of our authorized capital stock into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or (b) amend, alter or repeal any of the provisions of our Charter so as to materially and adversely affect the Preferred Stock, provided that any increase or decrease in the amount of the authorized preferred stock, including the Preferred Stock, or the creation or issuance of any additional preferred stock or other series of preferred stock that we may issue, or any increase in the amount of authorized shares of such series, in each case ranking on a parity with or junior to the preferred stock that we may issue with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up, shall be deemed to not materially and adversely affect such terms of the Series B Preferred Stock and Series C Preferred Stock; or (c) enter into, approve, or otherwise facilitate a binding share exchange or reclassification involving the Preferred Stock that materially and adversely affects the Preferred Stock or a consolidation, merger or similar transaction unless in the case of a binding share exchange, reclassification, consolidation, merger or other similar transactions the shares of Preferred Stock remain outstanding and materially unchanged or, in the case of any such merger or consolidation with respect to which we are not the surviving or resulting entity, the shares are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, in each case with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms or conditions of redemption of the Preferred Stock that are not individually or in the aggregate materially less favorable to the holders of the Preferred Stock.

        Q:    Do the holders of Preferred Stock have any other rights?

        A:    In addition to the rights of the Preferred Stock to dividends discussed below, upon the voluntary or involuntary liquidation, dissolution or winding up of our affairs, each share of Preferred Stock will receive, before any payments are made to the holders of our Common Stock, $25.00 per share, which preferential right is not being modified in the proposed amendments to the Charter, plus a premium of $.50 per share up to but not including November 23, 2009, in the case of the Series C Preferred Stock, and accumulated and unpaid dividends whether or not declared. If, upon any liquidation, dissolution or winding up of our affairs, the cash distributable among holders of Preferred Stock is insufficient to pay in full the liquidation preference of the Preferred Stock as described above, then our remaining assets (or the proceeds thereof) will be distributed among the holders of the Preferred Stock and any such other parity stock and in proportion to the amounts that would be payable on the Preferred Stock if all amounts payable thereon were paid in full. After payment of the full amount of the liquidating distributions, including the applicable premium, if any, to which they are entitled, the holders of the Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation or merger with or into any other corporation, trust or entity, or the sale, lease or conveyance of all or substantially all of our assets or business, is not be deemed to constitute a liquidation, dissolution or winding up of us for purposes of the Preferred Stock.

        Q:    Are holders of Preferred Stock entitled to dividends?

        A:    The holders of the Series B Preferred Stock and Series C Preferred Stock are entitled to cumulative quarterly dividends equal to 9.375% and 9.125% of the $25.00 liquidation preference per annum (equivalent to $2.34375 and $2.28125 per share), respectively, which is equal to an aggregate of $14.9 million per year. Dividends on the Preferred Stock currently accrue whether or not current payment of dividends is prohibited, whether or not we have earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on the Preferred Stock accumulate as of the dividend payment date on which they first become payable.

        Q:    May the Company redeem the Preferred Stock?

        A:    The Series B Preferred Stock is currently redeemable. We may not redeem the Series C Preferred Stock prior to November 23, 2009. We may, at our option, redeem the Series B Preferred Stock and, on or after November 2009, the Series C Preferred Stock, as applicable, in whole or in part, at any time and from time to time, for cash at $25.00 per share, plus accumulated and unpaid dividends, if any, to and including the redemption date. The Series B Preferred Stock and Series C Preferred Stock have a minimum liquidation preference of $25.00 per share, or an aggregate liquidation preference of approximately $161.8 million, excluding any liquidation premium and accumulated dividends.

        Q:    What happens if the Company does not declare and pay dividends to the holders of Preferred Stock?

        A:    Unless full cumulative dividends on the Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period: (i) no dividends (other than in shares of Common Stock or in shares of any series of preferred stock that we may issue ranking junior to the preferred stock as to the payment of distributions and the distribution of assets upon liquidation) shall be declared or paid or set aside for payment; (ii) no distribution shall be declared or made upon shares of our Common Stock; and (iii) no shares of our Common Stock shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by us.

        In addition, if we do not pay dividends on our Preferred Stock for six or more quarterly periods (whether or not consecutive), the holders of the Preferred Stock (voting together as a single class) will be entitled to elect two directors to our Board of Directors to serve until all accumulated and unpaid dividends have been paid or declared and set apart for payment. Our failure to pay dividends on the Preferred Stock for the fourth quarter of 2008 and the first quarter of 2009 constitute two quarterly periods for purpose of this determination.

Board Recommendations

        Q:    How does the Board Recommend I vote on the proposal?

        A:    The Board recommends a vote FOR approval of the amendments to the Company's Charter to modify the terms of the Preferred Stock.

        Since 2007, our management has been seriously challenged by the unprecedented turmoil in the mortgage market, including the following: significant increases in delinquencies and foreclosures; significant increases in credit-related losses; declines in originations; tightening of warehouse credit and the virtual elimination of the market for loan securitizations. As a result, we discontinued certain operations, resolved and terminated all but one of our reverse repurchase lines, which was restructured, satisfied $33.0 million of trust preferred securities for $4.95 million, exchanged $51.3 million in trust preferred securities for $62 million in new notes and settled a portion of our outstanding repurchase claims, while also reducing our operating costs and liabilities.

        One of our goals in this challenging market environment has been to align the costs of our operations to our cash flows. The approval and implementation of the proposed amendments to our Charter would reduce the Company's continuing obligation to pay or accumulate quarterly dividends on the Preferred Stock, thereby allowing the Company to use or preserve cash for other purposes. Currently, the aggregate dividends on the outstanding Preferred Stock total approximately $14.9 million per year.

        We believe the significant reduction or elimination of the Preferred Stock sought in the Purchase Offer and the elimination of the related dividends through the proposed amendments to our Charter will give us the enhanced balance sheet flexibility to operate and grow our business. We additionally believe that with an improved capital structure there are multiple business opportunities we can pursue to enhance stockholder value that have not previously been feasible.

        If the proposed amendments to our Charter are not approved and implemented, there may be a near-term negative effect on our business, results of operations, and financial position, including the potential inability to satisfy our liabilities and the long-term dividend-related cash requirements of our Preferred Stock and obligations pursuant to the terms of our remaining trust preferred securities. If we do not successfully complete the Purchase Offer and obtain the requisite approvals of the holders of the Common Stock and the holders of the Preferred Stock to the proposed amendments to our Charter, we will not pay the accumulated and unpaid dividends on the Preferred Stock and we currently do not intend to continue making dividend payments on our Preferred Stock, which could adversely affect our business. If we do not pay dividends on our Preferred Stock for six or more quarterly periods (whether or not consecutive), the holders of the Preferred Stock will be entitled to elect two directors to our Board of Directors. Our failure to make dividend payments for the fourth quarter of 2008 and the first quarter of 2009 counts as two quarterly periods of nonpayment towards the potential triggering of this right.

 VOTING OF SHARES

Solicitation of Proxies

        Our Board is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We may, in a limited number of instances, solicit proxies personally or by telephone. The Company has retained D.F. King & Co., Inc., a proxy solicitation firm, for assistance with the distribution of the materials to beneficial stockholders and the solicitation of proxies for the special meeting at a cost of approximately $20,000 and reimbursement of reasonable out-of-pocket expenses. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our shares.

Voting Requirements

        Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Meeting, we urge you to vote in advance. Under Maryland law, a stockholder may authorize another person as proxy via electronic or telephonic means. Therefore, you may direct your vote electronically by accessing the website located at www.voteproxy.com and following the on-screen instructions or by calling the toll-free number listed on your proxy card. Please have your proxy card in hand when going online or calling. If you instruct the voting of your shares electronically, you do not need to return your proxy card. If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

        Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares. If you are a stockholder who owns shares through a broker and attends the Meeting intending to vote at the Meeting, you should bring a letter from your broker identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Quorum; Voting Rights

        Holders of our Common Stock of record at the close of business on May 18, 2009 (the "Record Date") will be entitled to vote at the Meeting. There were 7,618,146 shares of Common Stock, $0.01 par value per share, outstanding at that date. Each share of our Common Stock is entitled to one vote and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum for the Meeting.

Counting of Votes

        If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the proposal to amend the Company's Charter to modify the terms of the Preferred Stock. Representatives of our transfer agent will assist us in the tabulation of the votes.

Votes Required

        The amendments to the Company's Charter to modify the terms of each of our existing series of Preferred Stock requires the affirmative vote of holders of outstanding shares of Common Stock entitled to cast a majority of all the votes entitled to be cast on the proposal, as well as the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Preferred Stock, voting as a single class separate from the holders of Common Stock. We are not seeking the approval of the holders of the Preferred Stock at the Meeting but are seeking that approval in the consent solicitation that is part of the Purchase Offer.

Effect of Abstentions and Broker Non-Votes

        An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker non-vote occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

        Abstentions and broker non-votes will be treated as present and entitled to vote for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have the same effect as a vote "against" the proposal to amend the terms of the preferred stock.

Revocability of Proxy

        Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending and voting in person at the Meeting.

Householding

        "Householding" is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our Common Stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our Common Stock in your own name as a holder of record, "householding" will not apply to your shares.

Postponement or Adjournment of Meeting

        If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Meeting, present in person or represented by proxy, to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Meeting.

 PROPOSAL NO 1:
MODIFY TERMS OF PREFERRED STOCK
RELATED TO DIVIDEND, LIQUIDATION PREMIUM, REDEMPTION AND VOTING RIGHTS

        Since 2007, our management has been seriously challenged by the unprecedented turmoil in the mortgage market, including the following: significant increases in delinquencies and foreclosures; significant increases in credit-related losses; declines in originations; tightening of warehouse credit and the virtual elimination of the market for loan securitizations. As a result, we discontinued certain operations, resolved and terminated all but one of our reverse repurchase lines, which was restructured, satisfied $33.0 million of trust preferred securities for $4.95 million, exchanged $51.3 million in trust preferred securities for $62 million in new notes and settled a portion of our outstanding repurchase claims, while also reducing our operating costs and liabilities.

        We did not pay dividends on the Preferred Stock for the fourth quarter of 2008 and the first quarter of 2009. As of March 31, 2009, the accumulated and unpaid dividends on the Preferred Stock were $7.4 million in aggregate. We have also deferred payments on our trust preferred securities since December 2008. As of April 30, 2009, excluding the trust preferred securities that were recently exchanged for new notes, our outstanding deferred payments, including interest thereon, on our remaining trust preferred securities were $518,500 in aggregate. Plus, we have not declared a dividend on shares of our Common Stock since March 31, 2007.

        On April 28, 2009, the Board approved amendments to the Company's Charter to modify the terms of our Preferred Stock as described in this proxy statement. The Board directed that a proposal to approve these amendments be submitted to the holders of Common Stock for their consideration at a special meeting, and to the holders of the Preferred Stock, voting as a single class separate from the holders of Common Stock, in a consent solicitation. There are 2,000,000 and 4,470,600 shares of Series B Preferred Stock and Series C Preferred Stock outstanding, respectively. The proposed amended text of the affected provisions of our Charter is set forth in Annex A and Annex B to this proxy statement, marked to show changes against the current text of the Charter. The proposed amendments would make the following changes to the provisions of each of the Series B Preferred Stock and Series C Preferred Stock:

  1.
  make future dividends non-cumulative;

  2.
  eliminate the provisions prohibiting the payment of dividends on junior stock and prohibiting the purchase or redemption of junior or parity stock if full cumulative dividends for all past dividend periods are not paid or declared and set apart for payment;

  3.
  eliminate any premiums payable upon the liquidation, dissolution or winding up of the Company;

  4.
  eliminate the provision prohibiting the Company from electing to redeem Preferred Stock prior to the fifth year anniversary of the issuance of such Preferred Stock;

  5.
  eliminate the provision prohibiting the Company from redeeming less than all of the outstanding Preferred Stock if full cumulative dividends for all past dividend periods have not been paid or declared and set apart for payment;

  6.
  eliminate the right of holders of Preferred Stock to elect two directors if dividends are in arrears for six quarterly periods; and

  7.
  eliminate the right of holders of Preferred Stock to consent to or approve the authorization or issuance of preferred stock senior to the Preferred Stock.

If the proposed amendments are approved by the holders of the Common Stock and the holders of Preferred Stock and the Purchase Offer is successfully completed, all holders of Preferred Stock

(whether the shares were tendered or not) will receive payment of the accumulated and unpaid dividends, but untendered shares of Preferred Stock will remain outstanding after completion of the Purchase Offer and will become subject to any of the proposed amendments implemented.

        Under Maryland law and our Charter, the approval of Proposal No. 1 requires the affirmative vote of holders of outstanding shares of Common Stock entitled to cast a majority of all the votes entitled to be cast on the proposal, and the vote or consent of the holders of 66 2/3% of the outstanding shares of the Preferred Stock, voting as a single class separate from the holders of Common Stock. At the Meeting, the Company is seeking the approval of the holders of the Company's Common Stock to amend our Charter to modify the terms of the Series B Preferred Stock and Series C Preferred Stock. The Company will require that the holders of the Preferred Stock consent to the modifications to the terms of each series of Preferred Stock as a condition to tendering their shares in the Purchase Offer. We are not seeking the approval of the holders of the Preferred Stock at the Meeting, but are seeking that approval in the consent solicitation that is part of the Purchase Offer.

        If Proposal No. 1 is approved by holders of Common Stock at the Meeting, the amendments to modify the preferences of each series of our Preferred Stock will not become effective with respect to any series unless it is also approved by the requisite consent of the holders of Preferred Stock and Articles of Amendment setting forth the amendments are filed with the State Department of Assessments and Taxation of Maryland. At any time before or after our stockholders approve the proposed amendments, our Board may determine to make less than all of the modifications described above to the terms of any or all of our series of Preferred Stock. If this occurs, we will file Articles of Amendment that include only the modifications that our Board determines to make. Even if the provisions of the proposed amendments are approved by our stockholders as required by Maryland law and our Charter, we will not file Articles of Amendment to amend our Charter to modify any of the terms of our Preferred Stock unless a sufficient number of holders of Preferred Stock have tendered their Preferred Stock to allow us to complete the Purchase Offer and all other conditions to closing the Purchase Offer have been satisfied or waived. In particular, even if the requisite stockholder approvals are obtained and a sufficient number of shares of Preferred Stock are validly tendered, we may delay completing repurchases under the Purchase Offer or terminate it and not implement any of the proposed amendments to the Charter, nor pay any of the accumulated and unpaid dividends on the Preferred Stock or the deferred amounts on the trust preferred securities, if at the time of expiration of the Purchase Offer the Company is not eligible to make such distributions under Maryland law.

        The Company's Series B Preferred Stock and Series C Preferred Stock are currently quoted on the over-the-counter Pink Sheets.

Effects of the Proposed Amendments on the Company's Preferred Stock

        In addition to the effects described above, the paragraphs below describe the effects of the proposed amendments to the Company's Charter to modify the terms of the Series B Preferred Stock and Series C Preferred Stock. Only holders of the Company's Preferred Stock who do not tender their shares in the Purchase Offer will remain holders of such Preferred Stock after the proposed modifications are approved by our stockholders and become effective. The following summary of the effects of the proposed amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the amendments, as set forth in its entirety in Annex A and Annex B.

  Reduction of Voting Rights

        Currently, our Charter provides that, whenever dividends on any series of Preferred Stock is in arrears for six or more quarterly periods, whether or not consecutive, the Preferred Stock, voting as a single class together with any other series of preferred stock ranking on a parity with the Preferred

Stock as to the payment of distributions and the distribution of assets upon liquidation (the "Parity Preferred ") upon which like voting rights have been conferred and are exercisable, will be entitled to elect two additional directors. The term of these two additional directors will end, and the number of directors will automatically decrease by two, at such time as all dividends accumulated on shares of the Preferred Stock or any Parity Preferred have been paid in full or declared and set apart for payment. Our failure to make dividend payments for the fourth quarter of 2008 and the first quarter of 2009 counts as two quarterly periods of non-payment towards the potential triggering of this right.

        Our Charter provides that, so long as shares of either series of the Preferred Stock remain outstanding, without the approval of holders of 66 2/3% of the outstanding shares of the Preferred Stock, voting as a single class together with any Parity Preferred that we may issue upon which like voting have been conferred and are exercisable, we may not:

  1.
  authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking prior to such series of Preferred Stock with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized capital stock of the company into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares;

  2.
  subject to certain exceptions, amend, alter or repeal any of the provisions of the Charter, so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the series of Preferred Stock or the holders thereof; or

  3.
  subject to certain exceptions, enter into, approve, or otherwise facilitate a binding share exchange or reclassification involving any series of Preferred Stock that materially and adversely affects any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of such series of Preferred Stock or a consolidation, merger or similar transaction involving the Company.

        The proposed amendments apply to each series of Preferred Stock and would eliminate all of the voting rights of the Preferred Stock described above, except for the right to approve certain amendments to our Charter. If approved, the proposed amendments would eliminate the right of holders of Preferred Stock to become involved in management of the Company by electing directors upon the Company's failure to pay dividends.

        After the effectiveness of the proposed amendments, the sole voting right of holders of any series of Preferred Stock will be to approve any amendment, alteration or repeal of any provision of the Company's Charter, whether by merger or consolidation or otherwise (each, an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of that series of Preferred Stock or the holders thereof. The occurrence of an Event will not be considered to materially and adversely affect the rights of the holders of any series of Preferred Stock if shares of the series (or shares issued by a surviving entity in substitution for the series) remain outstanding with their terms materially unchanged (taking into account that upon the occurrence of an Event, the Company may not be the surviving entity). In addition, an increase in the number of authorized or outstanding shares of that series of Preferred Stock, or the authorization, creation, issuance or increase in the authorized or outstanding number of shares of any class or series of stock ranking senior to, on a parity with or junior to that series of Preferred Stock, will also not be considered to materially and adversely affect the rights of the holders of that series of Preferred Stock.

   Modifications to Dividend Rights

        Currently, the Company's Charter provides that dividends on each existing series of Preferred Stock accrue and are cumulative, and holders of each series of Preferred Stock are entitled to receive full cumulative dividends accrued on outstanding shares of each series of Preferred Stock for all past dividend periods (and any partial portion of the then-current dividend period) upon the occurrence of certain events, including the redemption of such shares or the Company's liquidation or dissolution. The Company must pay or declare and set apart for payment full cumulative dividends accrued for all past dividend periods on shares of each series of Preferred Stock before the Company may pay dividends on, or redeem or repurchase, shares of Common Stock, Parity Preferred or shares of stock ranking junior to the series of Preferred Stock with respect to the payment of distributions and the distribution of assets upon liquidation ("Junior Preferred").

        We did not make dividend payments for the fourth quarter of 2008 and the first quarter of 2009, and the accumulated and unpaid dividends are $1.17 per share of Series B Preferred Stock and $1.14 per share of Series C Preferred Stock, or an aggregate of $7.4 million as of March 31, 2009, which we will pay contemporaneously with completion of the Purchase Offer, if completed. Upon the effectiveness of the proposed amendments, the Preferred Stock will no longer have the right to receive dividends accrued during any past dividend period, and any future dividends will no longer be payable upon redemption of shares of any series of Preferred Stock or upon liquidation or dissolution of the Company. The proposed amendments would eliminate each of the other restrictions described above and allow the Company to declare and pay dividends on shares of Common Stock, Parity Preferred or Junior Preferred, or redeem, repurchase or make other payments to holders of Common Stock, Parity Preferred or Junior Preferred without paying or setting apart for payment any dividends on shares of any series of Preferred Stock. The proposed amendments would also allow the Company to repurchase less than all of the shares of any series of Preferred Stock, or redeem or repurchase shares of another series of preferred stock, without declaring and paying or setting apart for payment any dividends on the other outstanding shares of Preferred Stock.

        The proposed amendments will not change the other terms of the Preferred Stock relating to dividends, including the base rate at which dividends accrue, the payment dates for dividends or provisions of our Charter that require us, if we pay less than the full amount of dividends for any dividend period, to pay dividends among the holders of each series of the Preferred Stock pro rata, based on the respective amounts of unpaid dividends that are payable on each such share of Preferred Stock and Parity Preferred for such period.

  Modifications to Liquidation Rights

        The Company's Charter requires it, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, to pay to the holders of each series of the Preferred Stock, the $25.00 liquidation preference per share, an amount equal to any accumulated and unpaid dividends to the date of payment, and a premium of $0.50 per share up to but including November 23, 2009, in the case of the Series C Preferred Stock. The proposed amendments would eliminate the right to receive upon liquidation the amount of any accumulated and unpaid dividends and any premiums, although holders of the Preferred Stock would still be entitled to receive the $25.00 liquidation preference per share.

  Modifications to Optional Redemption Provisions

        Our Charter prohibits us from electing to redeem shares of each series of Preferred Stock prior to the applicable fifth year anniversary of the issuance of each series of Preferred Stock and, after such dates, permits us to redeem shares of each series of Preferred Stock for a redemption price equal to the $25.00 liquidation preference per share, plus all accumulated and unpaid dividends to and including the date fixed for redemption without interest. Our Charter requires us to declare and pay, or set apart for payment, all cumulative dividends for all past dividend periods on each series of Preferred Stock before we redeem less than all of the outstanding shares of that series of Preferred Stock. Further, unless full cumulative dividends on all shares of any series of Preferred Stock shall have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of that series of Preferred Stock shall be redeemed unless all outstanding shares of that series of Preferred Stock are simultaneously redeemed. The proposed amendments would allow the Company to complete any future repurchase offer or redemption without paying accumulated dividends on any shares of Preferred Stock, including any shares that will remain outstanding following the completion of the Purchase Offer.

        The proposed amendments would also allow the Company to elect to redeem any number of shares of any series of Preferred Stock, at any time, for a redemption price equal to the liquidation preference per share, without paying or declaring and setting apart for payment any accrued but unpaid dividends on the redeemed shares of Preferred Stock or paying or declaring and setting apart for payment any dividends to holders of any other series of preferred stock. If the redemption date for shares of any series of Preferred Stock falls after the record date but before the payment date of any dividend declared by the Company on that series of Preferred Stock, holders of any redeemed shares of such series of Preferred Stock will be entitled to receive the dividend when and as paid by the Company. The proposed amendments will not change the existing procedures for redemption of any series of the Preferred Stock or the requirement that, if we redeem less than all of the shares of any series of Preferred Stock, we will redeem shares of such series pro rata among the holders of that series in proportion to the number of shares held by such stockholders or by lot or by any other equitable manner determined by the Board.

Benefits for the Company

        We will not be able to complete the Purchase Offer unless the proposed amendments to our Charter to modify the terms of the Preferred Stock described above, and set forth in Annex A and Annex B to this proxy statement, are approved by holders of a majority of the outstanding shares of Common Stock entitled to vote and by holders of 66 2/3% of the outstanding shares of the Preferred Stock, voting as a single class separate from the holders of the Common Stock.

        The Board believes there will be significant adverse consequences to the Company if the proposed amendments described above are not approved by either the holders of Common Stock or Preferred Stock. If the proposed amendments are not approved and implemented, there may be a near-term negative effect on our business, results of operations, and financial position, including the potential inability to satisfy our liabilities and the long-term dividend-related cash requirements of our Preferred Stock. Future dividends payable to the holders of Series B Preferred Stock and Series C Preferred Stock represent a significant reduction in our cash, approximately $14.9 million per year, making it difficult for us to satisfy other continuing obligations.

        If we do not successfully complete the Offer to Purchase, the Preferred Stock will remain issued and outstanding, and entitled to all of the preferential rights associated with the Preferred Stock as further described in this proxy statement. We will not pay the accumulated and unpaid dividends, but the Preferred Stock will continue to be entitled to the applicable cumulative dividend and liquidation rights. If we do not pay dividends on our Preferred Stock for six or more quarterly periods (whether or not consecutive), the holders of the Preferred Stock will be entitled to elect two directors to our Board of Directors. Our failure to make dividend payments for the fourth quarter of 2008 and the first quarter of 2009 counts as two quarterly periods of non-payment towards the potential triggering of this right. Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, in addition to any accumulated and unpaid dividends whether or not declared, each share of the Preferred Stock will receive, before any payments are made to the holders of our Common Stock and any other series of our preferred stock that we may issue ranking junior to the Preferred Stock as to liquidation rights, $25.00 per share, plus a potential premium of $.50 per share. As of March 30, 2009, the Company had stockholders' equity of $9.0 million with $6.2 billion to total indebtedness. The aggregate liquidation value of the Preferred Stock is approximately $161.8 million excluding any liquidation premium and accumulated dividends.

        We believe the significant reduction or elimination of the outstanding Preferred Stock and elimination of the related dividends obligations will give us the enhanced balance sheet flexibility to operate and grow our business. We additionally believe that with an improved capital structure there are multiple business opportunities we can pursue to enhance stockholder value that have not previously been feasible.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1, TO APPROVE AMENDMENTS TO THE COMPANY'S CHARTER TO MODIFY THE TERMS OF EACH SERIES OF THE COMPANY'S PREFERRED STOCK. PROXIES WILL BE VOTED FOR SUCH APPROVAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE PROXY.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of the May 18, 2009 (taking into account cancellation of certain outstanding options) by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of BeneficialOwner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Joseph R. Tomkinson(2)	60,375	*
William S. Ashmore(3)	34,462	*
Ronald M. Morrison(4)	14,892	*
James Walsh(5)	6,222	*
Stephan R. Peers(6)	4,918	*
Frank P. Filipps(7)	4,185	*
Leigh J. Abrams(8)	3,960	*
Todd R. Taylor	126	*
Directors and executive officers as a group (8 persons)(9)	129,140	1.7%

(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.

(2)
Includes (i) options to purchase 24,000 shares that are exercisable or exercisable within 60 days of May 18, 2009 and (ii) 28,521 shares held in trust with Mr. Tomkinson as trustee.

(3)
Includes (i) options to purchase 20,000 shares that are exercisable or exercisable within 60 days of May 18, 2009 and (ii) 7,967 shares held in trust with Mr. Ashmore as trustee.

(4)
Includes options to purchase 10,000 shares that are exercisable or exercisable within 60 days of May 18, 2009.

(5)
Includes options to purchase 3,375 shares that are exercisable or exercisable within 60 days of May 18, 2009.

(6)
Includes options to purchase 3,375 shares that are exercisable or exercisable within 60 days of May 18, 2009.

(7)
Includes options to purchase an aggregate of 3,375 shares that are exercisable or exercisable within 60 days of May 18, 2009.

(8)
Includes options to purchase an aggregate of 2,250 shares that are exercisable or exercisable within 60 days of May 18, 2009.

(9)
Includes options to purchase an aggregate of 66,375 shares that are exercisable or exercisable within 60 days of April 28, 2009.

 STOCKHOLDER PROPOSALS

Proposals to be Submitted for Special Meeting

        Under our Bylaws, no business may be brought before a special meeting except as specified in the notice of the special meeting.

Proposals to be Included in Proxy Statement for Annual Meeting

        Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2010 annual meeting of stockholders, they must deliver a written copy of their proposal no later than March 2, 2010. If the date of next year's annual meeting is changed by more than 30 days from the date of this year's meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

        Stockholders who wish to submit a proposal for consideration at our 2010 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this annual meeting, nor earlier than the 90th day prior to the first anniversary of this annual meeting. Any stockholder submitting a proposal must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial holder, if any, on whose behalf the proposal is made. The stockholder and the beneficial owner, if any, on whose behalf the proposal is made must provide their name and address as it appears on the books of the company and the class and number of shares of the company which are beneficially owned and of record. Furthermore, such stockholder must promptly provide any other information reasonably requested by the Company.

        In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year's annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Mailing Instructions

        In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Ron Morrison, Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

 INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this Proxy Statement. The information incorporated by reference is deemed to be part of this Proxy Statement. This Proxy Statement incorporates by reference the following documents:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 13, 2009; and

  •
  our Quarterly Report on Form 10-Q for the period ended March 31, 2009, filed on May 11, 2009.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available over the Internet at the SEC's web site at www.sec.gov. You may also read and copy any of our SEC filings at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the Public Reference Room and its copy charges.

        Our Internet website address is www.impaccompanies.com. We make available free of charge, through our Internet website, under "Investor Relations—Stockholder Relations—Financial Reports—SEC Filings," our annual report on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K and any amendments to those reports that we file or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained in or accessible from our Internet website is not part of this Proxy Statement.

        We filed a Schedule TO pursuant to Rule 13e-4 under the Exchange Act to furnish certain information about the Purchase Offer and related consent solicitation. You may obtain copies of the Schedule TO (and any amendments to those documents) in the manner described above.

        We have not authorized anyone to give any information or make any representation about the proposals that is different from, or in addition to, that contained in this Proxy Statement. Therefore, you should not rely on any other information. The information contained in this Proxy Statement speaks only as of the date of this Proxy Statement unless the information specifically indicates that another date applies.

OTHER BUSINESS

        The Board does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By Order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: May 29, 2009
Irvine, California

 ANNEX A

Amendment to the Company's Charter
Series B Preferred Stock

 IMPAC MORTGAGE HOLDINGS, INC.

Articles of Amendment~~Articles Supplementary~~
~~9.375% Series B Cumulative Redeemable Preferred Stock~~

        Impac Mortgage Holdings, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: ~~Under a power contained in Article VI of the Articles of Amendment and Restatement of the Corporation, as amended and supplemented (the "Charter"), the Board of Directors by duly adopted resolutions classified and designated 7,500,000 shares of authorized but unissued Preferred Stock (as defined in the Charter) as shares of~~The Articles Supplementary of the Corporation establishing and fixing the rights and preferences of the Corporation's 9.375% Series B Cumulative Redeemable Preferred Stock accepted for record by the State Department of Assessments and Taxation of Maryland on May 26, 2004 (the "Articles Supplementary") and forming a part of the charter of the Corporation (the "Charter") shall be amended as follows: ~~with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof~~.

        1.     The Articles Supplementary shall be amended and restated and replaced as follows:

Series B Preferred Stock

          (1)   DESIGNATION AND NUMBER. A series of preferred stock, designated the "9.375% Series B Cumulative Redeemable Preferred Stock" (the "Series B Preferred Stock"), is hereby established. The number of shares of the Series B Preferred Stock shall be ~~7,500,000.~~2,000,000.

          (2)   RANK. The Series B Preferred Stock shall, with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to all classes or series of Common Stock, to the Series A Junior Participating Preferred Stock (as defined in the Charter) and to all equity securities of the Corporation the terms of which specifically provide that such equity securities rank junior to such Series B Preferred Stock; (b) on a parity with all equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank on parity with the Series B Preferred Stock; and (c) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank senior to the Series B Preferred Stock. The term "equity securities" shall not include convertible debt securities.

          (3)   DIVIDENDS.

            (a)   Holders of the then outstanding shares of Series B Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors, out of funds legally available for the payment of dividends, ~~cumulative preferential~~ cash dividends at the rate of 9.375% of the $25.00 liquidation preference per annum (equivalent to a fixed annual amount of $2.34375 per share). Such dividends shall not be cumulative ~~from the first date on which any Series B Preferred Stock is issued~~ and shall, if declared, be payable quarterly ~~in arrears~~ on March 31, June 30, September 30, and December 31 of each year or, if not a business day, the prior preceding business day (each, a "Dividend Payment Date"). Any dividend payable on the Series B Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months ~~(it being understood that the dividend payable on June 30, 2004 will be for less than the full dividend period)~~. Dividends will be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be the first day of the calendar month on which the applicable Dividend Payment Date falls or on such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date").

            (b)   No dividends on shares of Series B Preferred Stock shall be declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

            (c)   ~~Notwithstanding the foregoing, dividends on the Series B Preferred Stock shall accrue whether or not the terms and provisions set forth in Section 3(b) hereof at any time prohibit the current payment of dividends, whether or not the Corporation has earnings. whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on the Series B Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.~~The Corporation shall not be obligated to pay any unpaid dividend accrued on or prior to the effective date of these Articles of Amendment.

            (d)   ~~Except as provided in Section 3(e) below, unless full cumulative dividends on the Series B Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in shares of Common Stock or in shares of any series of preferred stock making junior to the Series B Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any preferred stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation, nor shall any shares of Common Stock, or any shares of preferred stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or nude available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation and except for transfers made pursuant to the provisions of Article VII of the Charter).~~Intentionally Omitted.

            (e)   When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) on the Series B Preferred Stock and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and any other series of preferred stock ranking on a parity as to dividends with the Series B Preferred Stock in that respective quarter shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio ~~that accrued dividends per share on the Series B Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each other~~in that respective quarter.. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series B Preferred Stock which ~~may be in arrears~~is declared but unpaid.

            (f)    Any dividend payment made on shares of the Series B Preferred Stock shall first be credited against the earliest ~~accrued~~declared but unpaid dividend due with respect to such shares which remains payable. Holders of the Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock in excess of ~~full cumulative~~ dividends on the Series B Preferred Stock which have been declared as described above.

          (4)   LIQUIDATION DISTRIBUTION.

            (a)   Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series B Preferred Stock then outstanding are entitled to be paid out of the assets of the Corporation, legally available for distribution to its stockholders, the sum of ~~(a)~~ a liquidation preference of $25.00 per share~~, (b) an amount equal to any accrued and unpaid dividends (whether or not declared) to the date of payment and (c) the applicable premium (expressed in dollar amount) per share during the applicable period as set forth in the table below,~~ before any distribution of assets is made to holders of Common Stock or any series of preferred stock of the Corporation that ranks junior to the Series B Preferred Stock ~~as to liquidation rights:~~.

~~12-Month Period~~	~~Applicable Premium~~
~~May 28, 2004 to May 27, 2005~~	~~$~~	~~2.00~~
~~May 28, 2005 to May 27, 2006~~	~~$~~	~~1.75~~
~~May 28, 2006 to May 27, 2007~~	~~$~~	~~1.50~~
~~May 28, 2007 to May 27, 2008~~	~~$~~	~~1.00~~
~~May 28, 2008 to May 27, 2009~~	~~$~~	~~0.50~~
~~May 28, 2009 and thereafter~~	~~$~~	~~0.00~~

            (b)   In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking on a parity with the Series B Preferred Stock in the distribution of assets, then the holders of the Series B Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

            (c)   After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

            (d)   Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series B Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation.

            (e)   The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale, lease or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

          (5)   REDEMPTION.

            (a)   Right of Optional Redemption.    The Series B Preferred Stock ~~is not redeemable prior to the fifth year anniversary of the issuance of the Series B Preferred Stock,~~ has no stated maturity and will not be subject to any sinking fund or mandatory redemption. ~~However, in~~If applicable,~~I~~ in order to ensure that the Corporation continues to qualify as a real estate investment trust ("REIT") for federal income tax purposes, the Series B Preferred Stock will be subject to the provisions of Article VII of the Charter. Pursuant to Article VII, and without limitation of any provisions of such Article VII, Series B Preferred Stock, together with other equity stock of the Corporation, owned by a stockholder in excess of the Aggregate Stock Ownership Limit (as defined in the Charter) will automatically be transferred to a Trust (as defined in the Charter) for the benefit of a Charitable Beneficiary (as defined in the Charter). ~~On and after the fifth year anniversary of the issuance of the Series B Preferred Stock, the~~The Corporation, at its option and upon not less than 30 nor more than 60 days' written notice, may redeem shares of the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share~~, plus all accrued and unpaid dividends thereon to and including the date fixed for redemption (except as provided in Section 5(c) below), without interest~~. If less than all of the outstanding Series B Preferred Stock is to be redeemed, the Series B Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Corporation.

            (b)   ~~Limitations on Redemption.    Unless full cumulative dividends on all shares of Series B Preferred Stock shall have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series B Preferred Stock shall be redeemed unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series B Preferred Stock (except by exchange for capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation); provided, however, that the foregoing shall not prevent such action by the Board of Directors or its designees pursuant to Article VII in order to ensure that the Corporation remains qualified as a REIT for federal income tax purposes or the purchase or acquisition of shares of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock.~~ Intentionally Omitted.

            (c)   Rights to Dividends on Shares Called for Redemption.    ~~Immediately prior to any redemption of Series B Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends to and including the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series B Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the~~The Corporation will make no payment or allowance for declared and unpaid dividends~~, whether or not in arrears,~~ on Series B Preferred Stock which is redeemed.

            (d)   Procedures for Redemption.

              (i)    Notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given.

              (ii)   In addition to any information required by law or by the applicable rules of any exchange upon which Series B Preferred Stock may be listed or admitted to trading, such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series B Preferred Stock to be redeemed; and (D) the place or places where the Series B Preferred Stock is to be surrendered for payment of the redemption price~~; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date.~~  If less than all of the Series B Preferred Stock held by any holder is to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed.

              (iii)  If notice of redemption of any shares of Series B Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of any shares of Series B Preferred Stock so called for redemption, then, from and after the redemption date, ~~dividends will cease to accrue on such shares of Series B Preferred Stock,~~ such shares of Series B Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price. Holders of Series B Preferred Stock to be redeemed shall surrender such Series B Preferred Stock at the place designated in such notice ~~and~~. ~~upon~~Upon surrender in accordance with said notice of the certificates for shares of Series B Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series B Preferred Stock shall be redeemed by the Corporation at the redemption price ~~plus any accrued and unpaid dividends payable upon such redemption~~. In case less than all the shares of Series B Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series B Preferred Stock without cost to the holder thereof.

              (iv)  The deposit of funds with a bank or trust corporation for the purpose of redeeming Series B Preferred Stock shall be irrevocable except that:

                (A)  the Corporation shall be entitled to receive from such bank or trust corporation the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any share redeemed shall have no claim to such interest or other earnings: and

                (B)  any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series B Preferred Stock entitled thereto at the expiration of two years from the applicable redemption dates shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

            (e)   Application of Article VII.    The shares of Series B Preferred Stock are subject to the provisions of Article VII of the Charter, including, without limitation, the provision for the redemption of shares transferred to the Trust (as defined in such Article). For this purpose, the market price of the Series B Preferred Stock shall equal $25.00 per share~~, plus all accrued and unpaid dividends on the shares of Series B Preferred Stock~~.

            (f)    Status of Redeemed Shares.    Any shares of Series B Preferred Stock that shall at any time have been redeemed or otherwise acquired by the Corporation shall, after such redemption or acquisition, have the status of authorized but unissued preferred stock, without designation as to series until such shares are once more classified and designated as part of a particular series by the Board of Directors.

          (6)   VOTING RIGHTS.

            (a)   Holders of the Series B Preferred Stock will not have any voting rights, except as set forth below.

            ~~(b)   Whenever dividends on any shares of Series B Preferred Stock or any series of preferred stock ranking on parity as to payment of dividends with the Series B Preferred Stock shall be in arrears for six or more quarterly periods, whether or not consecutive (a "Preferred Dividend Default"), the holders of such shares of Series B Preferred Stock (voting separately as a class with any other classes or all other series of our preferred stock ranking on a parity with the Series B Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation ("Parity Preferred"), upon which like voting rights have been conferred and are exercisable), will be entitled to vote for the election of a total of two additional directors of the Corporation, provided that any such directors, if elected, shall not cause the Corporation to violate the requirement of Section 303A.02 of the New York Stock Exchange Listed Company Manual, or any successor provision thereto, that the Corporation have a majority of independent directors (the "Preferred Stock Directors"), and the number of directors on the Board of Directors shall increase by two, at a special meeting called by the holders of record of at least 20% of the Series B Preferred Stock or the holders of any other series of Parity Preferred so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders in which event such meeting shall be held at such next annual or special meeting of stockholders), and at each subsequent annual meeting until all dividends accumulated on such shares of Series B Preferred Stock and any series of preferred stock ranking on parity as to payment of dividends with the Series B Preferred Stock for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.~~

            ~~(c)   f and when all accumulated dividends and the dividend for the then current dividend period on the Series B Preferred Stock and any series of preferred stock ranking on parity as to payment of dividends with the Series B Preferred Stock shall have been paid in full or set aside for payment in full, the holders of shams of Series B Preferred Stock shall be divested of the voting rights set forth in Section 6(b) hereof (subject to revesting in the event of each and every subsequent Preferred Dividend Default) and, if all accumulated dividends and the dividend for the current dividend period have been paid in full or set aside for payment in full on all other series of Parity Preferred upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate and the number of directors on the Board of Directors shall decrease by two. Any Preferred Stock Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding shares of the Series B Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a class with the Parity Preferred upon which like voting rights have been conferred and are exercisable). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or, if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series B Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a class~~

    ~~with all other series of Parity Preferred upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.~~

            (~~d~~b) So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of the Series B Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class with all series of Parity Preferred that the Corporation may issue upon which like voting rights have been conferred and are exercisable), (i) ~~authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking prior to the Series B Preferred Stock with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding up, or reclassify any authorized capital stock of the Corporation into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; (ii)~~ amend, alter or repeal any of the provisions of the Charter, so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock or the holders thereof; provided, however, that any increase or decrease in the number of the authorized preferred stock (subject to the limit that the number of authorized share of preferred stock shall not be decreased below the number issued and outstanding at such time), including the number of Series B Preferred Stock (subject to the limit that the number of authorized shares of Series B Preferred Stock shall not be decreased below the number issued and outstanding at such time), or the creation or issuance of any additional Series B Preferred Stock or other series of preferred stock that the Corporation may issue, or any increase in the amount of authorized shares of such series, in each case ranking senior to or on a parity with or junior to the Series B Preferred Stock that the Corporation may issue with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up, shall be deemed not to materially and adversely affect such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption; or (~~iii~~ii) enter into, approve, or otherwise facilitate a binding share exchange or reclassification involving the Series B Preferred Stock that materially and adversely affects any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock or a consolidation, merger or similar transaction involving the Corporation unless in the case of a binding share exchange, reclassification, consolidation, merger or other similar transactions the shares of Series B Preferred Stock remain outstanding with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption materially unchanged or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, the shares are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, in each case with preferences, conversion or other rights, voting powers, restrictions, limitation as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock that are not individually or in the aggregate materially less favorable to the holders of the Series B Preferred Stock than the preferences, conversion or other rights, voting powers, restrictions, limitation as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock as described herein.

            (~~e~~c) The foregoing ~~voting provisions~~ provision 6(b) will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

          (7)   CONVERSION. The Series B Preferred Stock is not convertible into or exchangeable for any property or securities of the Corporation.

        SECOND: The ~~7,500,000~~2,000,000 shares of Series B Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

        THIRD: ~~These~~ The foregoing amendments to the Charter were advised ~~Articles Supplementary have been approved~~ by the Board of Directors and approved by the stockholders as ~~in the manner and by the vote~~ required by law and the Charter.

        FOURTH: The undersigned President of the Corporation acknowledges these Articles ~~Supplementary~~ of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Secretary and President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS)

        IN WITNESS WHEREOF, the Corporation has caused these Articles ~~Supplementary~~of Amendment to be signed in its name and on its behalf by its President and attested to by its secretary on this    day of                        , ~~2004.~~2009.

ATTEST:		IMPAC MORTGAGE HOLDINGS, INC.
By:	Name: Ronald M. Morrison Title: Secretary	By:	Name: William S. Ashmore Title: President

 ANNEX B

Amendment to the Company's Charter
Series C Preferred Stock

 IMPAC MORTGAGE HOLDINGS, INC.

Articles of Amendment~~Articles Supplementary~~
~~9.125% Series C Cumulative Redeemable Preferred Stock~~

        Impac Mortgage Holdings, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: ~~Under a power contained in Article VI of the Articles of Amendment and Restatement of the Corporation, as amended and supplemented (the "Charter"), the Board of Directors by duly adopted resolutions reclassified and designated 5,500,000 shares of authorized but unissued~~ The Articles Supplementary of the Corporation establishing and fixing the rights and preferences of the Corporation's ~~9.375% Series B Cumulative Redeemable Preferred Stock (as defined in the Charter) as shares of~~9.125% Series C Cumulative Redeemable Preferred Stock accepted for record by the State Department of Assessments and Taxation of Maryland on November 18, 2004 (the "Articles Supplementary") and forming a part of the charter of the Corporation (the "Charter") shall be amended as follows: ~~with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.~~

          1.     The Articles Supplementary shall be amended and restated and replaced as follows:

Series C Preferred Stock

          (1)   DESIGNATION AND NUMBER. A series of preferred stock, designated, the "9.125% Series C Cumulative Redeemable Preferred Stock" (the "Series C Preferred Stock"), is hereby established. The number of shares of the Series C Preferred stock shall be 5,500,000.

          (2)   RANK. The Series C Preferred Stock shall, with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to all classes or series of Common Stock, to the Series A Junior Participating Preferred Stock (as defined in the Charter) and to all equity securities of the Corporation the terms of which specifically provide that such equity securities rank junior to such Series C Preferred Stock; (b) on a parity with the 9.375% Series B Cumulative Redeemable Preferred Stock (as defined in the Charter) and with all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank on parity with the Series C Preferred Stock; and (c) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank senior to the Series C Preferred Stock. The term "equity securities" shall not include convertible debt securities.

          (3)   DIVIDENDS.

            (a)   Holders of the then outstanding shares of Series C Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors, out of funds legally available for the payment of dividends, ~~cumulative preferential~~ cash dividends at the rate of 9.125% of the $25.00 liquidation preference per annum (equivalent to a fixed annual amount of $2.28125 per share). Such dividends shall not be cumulative ~~from the first date on which any Series C Preferred Stock is issued~~ and shall, if declared, be payable quarterly ~~in arrears~~ on March 31, June 30, September 30, and December 31 of each year or, if not a business day, the, prior preceding business; day (each, a "Dividend Payment Date"). Any dividend payable on the Series C Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months ~~(it being understood that the dividend~~

    ~~payable on December 31, 2004 will be for less than the full dividend period)~~. Dividends will be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be the first day of the calendar month on which the applicable Dividend Payment Date falls or on such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a Dividend Record Date).

            (b)   No dividends on shares of Series C Preferred Stock shall be declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

            (c)   ~~Notwithstanding the foregoing, dividends on the Series C Preferred Stock shall accrue whether or not the terms and provisions set forth in Section 3(b) hereof at any time prohibit the current payment of dividends, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on the Series C Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.~~The Corporation shall not be obligated to pay any unpaid dividend accured on or prior to the effective date of these Articles of Amendment.

            (d)   ~~Except as provided in Section 3(e) below, unless full cumulative dividends on the Series C Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in shares of Common Stock or in shares of any series of preferred stock ranking junior to the Series C Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation) shall be declared or paid r set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any preferred stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation, nor shall any shares of Common Stock, or any shares of preferred stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for other capital stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation and except for transfers made pursuant to the provisions of Article VII of the Charter).~~Intentionally Omitted.

            (e)   When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) on the Series C Preferred Stock and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared upon the Series C Preferred Stock and any other series of preferred stock ranking on a parity as to dividends with the Series C Preferred Stock in that respective quarter shall be declared pro rata so that the amount of dividends declared per share of Series C Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio ~~that accrued dividends per share on the Series C Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each~~

    ~~other~~in that respective quarter. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series C Preferred Stock which ~~may be in arrears~~is declared but unpaid.

            (f)    Any dividend payment made on shares of the Series C Preferred Stock shall first be credited against the earliest ~~accrued~~declared but unpaid dividend due with respect to such shares which remains payable. Holders of the Series C Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock in excess of ~~full cumulative~~ dividends on the Series C Preferred Stock which have been declared as described above.

          (4)   LIQUIDATION DISTRIBUTION.

            (a)   Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series C Preferred Stock then outstanding are entitled to be paid out of the assets of the Corporation, legally available for distribution to its stockholders, the sum of ~~(a)~~ a liquidation preference of $25.00 per share~~, (b) an amount equal to any accrued and unpaid dividends (whether or not declared) to the date of payment and (c) the applicable premium (expressed in dollar amount) per share during the applicable period as set forth in the table below,~~ before any distribution of assets is made to holders of Common Stock or any series of preferred stock of the Corporation that ranks junior to the Series C Preferred Stock ~~as to liquidation rights:~~.

~~12-Month Period~~	~~Applicable Premium~~
~~November 23, 2004 to November 22, 2005~~	~~$~~	~~2.00~~
~~November 23, 2005 to November 22, 2006~~	~~$~~	~~1.75~~
~~November 23, 2006 to November 22, 2007~~	~~$~~	~~1.50~~
~~November 23, 2007 to November 22, 2008~~	~~$~~	~~1.00~~
~~November 23, 2008 to November 22, 2009~~	~~$~~	~~0.50~~
~~Nov ember 23, 2009 and thereafter~~	~~$~~	~~0.00~~

            (b)   In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series C Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking on a parity with the Series C Preferred Stock in the distribution of assets, then the holders of the Series C Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

            (c)   After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series C Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

            (d)   Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series C Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation.

            (e)   The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale, lease or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

          (5)   REDEMPTION.

            (a)   Right of Optional Redemption.    The Series C Preferred Stock ~~is not redeemable prior to the fifth year anniversary of the issuance of the Series C Preferred Stock,~~ has no stated maturity and will not be subject to any sinking fund or mandatory redemption. ~~However, in~~If applicable, ~~I~~in order to ensure that the Corporation continues to qualify as a real estate investment trust ("REIT") for federal income tax purposes, the Series C Preferred Stock will be subject to the provisions of Article VII of the Charter. Pursuant to Article VII, and without limitation of any provisions of such Article VII, Series C Preferred Stock, together with other equity stock of the Corporation, owned by a stockholder in excess of the Aggregate Stock Ownership Limit (as defined in the Charter) will automatically be transferred to a Trust (as defined in the Charter) for the benefit of a Charitable Beneficiary (as defined in the Charter). ~~On and after the fifth year anniversary of the issuance of the Series C Preferred Stock, the~~The Corporation, ~~t~~at its option and upon not less than 30 nor more than 60 days' written notice, may redeem shares of the Series C Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share~~, plus all accrued and unpaid dividends thereon to and including the date fixed for redemption (except as provided n Section 5(c) below), without interest~~. If less than all of the outstanding Series C Preferred Stock is to be redeemed, the Series C Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) fir by any other equitable method determined by the Corporation.

            (b)   ~~Limitations on Redemption. Unless full cumulative dividends on all shares of Series C Preferred Stock shall have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series C Preferred Stock shall be redeemed unless all outstanding shares of Series C Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series C Preferred Stock (except by exchange for capital stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation); provided, however, that the foregoing, shall not prevent such action by the Board of Directors or its designees pursuant to Article VII in order to ensure that the Corporation remains qualified as a REIT for federal income tax purposes or tie purchase or acquisition of shares of Series C Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series C Preferred Stock.~~Intentionally Omitted.

            (c)   Rights to Dividends on Shares Called for Redemption.    ~~Immediately prior to any redemption of Series C Preferred Stock, the Corporation shall pay in cash, any accumulated and unpaid dividends to and including the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series C Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the~~The Corporation will make no payment or allowance for declared and unpaid dividends~~, whether or not in arrears,~~ on Series C Preferred Stock which is redeemed.

            (d)   Procedures for Redemption.

              (i)    Notice of redemption will be mail by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock except as to the holder to whom notice was defective or not given.

              (ii)   In addition to any information required by law or by the applicable rules of any exchange upon which Series C Preferred Stock may be listed or admitted to trading, such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series C Preferred Stock to be redeemed; and (D) the place or places where the Series C Preferred Stock is to be surrendered for payment of the redemption price~~; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date~~. If less than all of the Series C Preferred Stock held by any holder is to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series C Preferred Stock held by such holder to be redeemed.

              (iii)  If notice of redemption of any shares of Series C Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of any shares of Series C Preferred Stock so called for redemption, then, from and after the redemption date, ~~dividends will cease to accrue on such shares of Series C Preferred Stock,~~ such shares of Series C Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such Shares will terminate, except the right to receive the redemption price. Holders of Series C Preferred Stock to be redeemed shall surrender such Series C Preferred Stock at the place designated in such notice ~~and, upon~~. Upon surrender in accordance with said notice of the certificates for shares of Series C Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series C Preferred Stock shall be redeemed by the Corporation at the redemption price ~~plus any accrued and unpaid dividends payable upon such redemption~~. In case less than all the shares of Series C Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series C Preferred Stock without cost to the holder thereof.

              (iv)  The deposit of funds with a bank or trust corporation for the purpose of redeeming Series C Preferred Stock shall be irrevocable except that:

                (A)  the Corporation shall be entitled to receive from such bank or trust corporation the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

                (B)  any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series C Preferred Stock entitled thereto at the expiration of two years from the applicable redemption dates shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

            (e)   Application of Article VII.    The shares of Series C Preferred Stock are subject to the provisions of Article VII of the Charter, including, without limitation, the provision for the redemption of shares transferred to the Trust (as defined in such Article). For this purpose, the market price of the Series C Preferred Stock shall equal $25.00 per share~~, plus all accrued and unpaid dividends on the shares of Series C Preferred Stock~~.

            (f)    Status of Redeemed Shares.    Any shares of Series C Preferred Stock that shall at any time have been redeemed or otherwise acquired by the Corporation shall, after such redemption or acquisition, have the status of authorized but unissued preferred stock, without designation as to series until such shares are once more classified and designated as part of a particular series by the Board of Directors.

          (6)   VOTING RIGHTS.

            (a)   Holders of the Series C Preferred Stock will not have any voting rights, except as set forth below.

            ~~(b)   Whenever dividends on any shares of Series C Preferred Stock or any series of preferred stock ranking on parity as to payment of dividends with the Series C Preferred Stock, including the 9.375% Series B Cumulative Redeemable Preferred Stock (as defined in the Charter), shall be in arrears for six or more quarterly periods, whether or not consecutive (a 'Preferred Dividend Default"), the holders of such shares of Series C Preferred Stock (voting separately as a class with ant other classes or all other series of our preferred stock, including the 9.375% Series Cumulative Redeemable Preferred Stock (as defined in the Charter), ranking on a parity with the Series C Preferred Stock as to the payment of distributions and the distribution of assets upon liquidation ("Parity Preferred"), upon which like voting rights have been conferred and are exercisable), will be entitled to vote for the election of a total of two additional directors of the Corporation, provided that any such directors, if elected, shall not cause the Corporation to violate the requirement of Section 303A.02 of the New York Stock Exchange Listed Company Manual, or any successor provision thereto, that the Corporation have a majority of independent directors (the `Preferred Stock Directors"), and the number of directors on the Board of Directors shall increase by two, at a special meeting called by the holders of record of at least 20% of the Series C Preferred Stock or the holders of any other series of Parity Preferred so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders in which event such meeting shall be held at such next annual or special meeting of stockholders), and at each subsequent annual meeting until all dividends accumulated on such shares of Series C Preferred Stock and any series of preferred stock ranking on parity as to payment of dividends with the Series C Preferred Stock for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment t thereof set aside for payment.~~

            ~~(c)   If and when all accumulated dividends and the dividend for the then current dividend period on the Series C Preferred Stock and any series of preferred stock ranking on parity as to payment of dividends with the Series C Preferred Stock, including the 9.375% Series B Cumulative Redeemable Preferred Stock (as defined in the Charter), shall have been paid in full or set aside for payment in full, the holders of shares of Series C Preferred Stock shall be divested of the voting right set forth in Section 6(b) hereof (subject to revesting in the event of each and every subsequent Preferred Dividend Default) and, if all accumulated dividends and the dividend for the current dividend period have been paid in full or set aside for payment in full on all other series of Parity Preferred upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate and the number of directors on the Board of Directors shall decrease by two. Any Preferred Stock Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of 4 majority of the outstanding shares of the Series C Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a class with the Parity Preferred upon which like voting rights have been conferred and are exercisable). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may~~

    ~~be filled by written consent of the Preferred Stock Director remaining in office, or, if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series C Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a class with all other series of Parity Preferred upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.~~

            (b)   ~~(d)~~ So long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of the Series C Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class with all series of Parity Preferred that the Corporation may issue upon which like voting rights have been conferred and are exercisable), (i) ~~authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking prior to the Series C Preferred Stock with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized capital stock of the Corporation into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; (ii)~~ amend, alter or repeal any of the provisions of the Charter, so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series C Preferred Stock or the holders thereof; provided, however, that any increase or decrease in the number of the authorized preferred stock (subject to the limit that the number of authorized shares of preferred stock shall not be decreased below the number issued and outstanding at such time), including the number of Series C Preferred Stock (subject to the limit that the number of authorized shares of Series C Preferred Stock shall not be decreased below the number issued and outstanding at such time), or the creation or issuance of any additional Series C Preferred Stock or other series of preferred stock that the Corporation may issue, or any increase in the amount of authorized shares of such series, in each case ranking senior to or on a parity with or junior to the Series C Preferred Stock that the Corporation may issue with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up, shall be deemed not to materially and adversely affect such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption; or (iii) enter into, approve, or otherwise facilitate a binding share exchange or reclassification involving the Series C Preferred Stock that materially and adversely affects any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series C Preferred Stock or a consolidation, merger or similar transaction involving the Corporation unless in the case of a binding share exchange, reclassification, consolidation, merger or other similar transactions the shares of Series C Preferred Stock remain outstanding with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption materially unchanged or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, the shares are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, in each case with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series C Preferred Stock that are not individually or in the aggregate materially less favorable to the holders of the Series C Preferred Stock than the preferences, conversion or other rights, voting powers, restrictions, limitation as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series C Preferred Stock as described herein.

            (~~e~~c) The foregoing ~~voting provisions~~provision 6(b) will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series C Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

          (7)   CONVERSION. The Series C Preferred Stock is not convertible into or exchangeable for any property or securities of the Corporation.

        SECOND: The 5,500,000 shares of Series C Preferred Stock have been reclassified and designated by the Board of Directors under the authority contained in the Charter.

        THIRD: ~~These Articles Supplementary have been approved~~ The foregoing amendments to the Charter were advised by the Board of Directors and approved by the stockholders of the Corporation as ~~in the manner and by the vote~~ required by law and the Charter.

        FOURTH: The undersigned President of the Corporation acknowledges these Articles of Amendment ~~Supplementary~~ to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Secretary and President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Corporation has caused ~~those~~these ~~Amended and Restated~~ Articles ~~Supplementary~~of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this    day of                        , ~~2004.~~2009.

ATTEST:		IMPAC MORTGAGE HOLDINGS, INC.
By:	Name: Ronald M. Morrison Title: Secretary	By:	Name: William S. Ashmore Title: President

 SPECIAL MEETING OF STOCKHOLDERS OF

IMPAC MORTGAGE HOLDINGS, INC.

June 23, 2009

        The undersigned stockholder(s) of Impac Mortgage Holdings, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated May 29, 2009, and hereby appoints Todd R. Taylor and Ronald M. Morrison, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of Impac Mortgage Holdings, Inc. to be held on June 23, 2009, at 9:00 a.m., Pacific Daylight Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

        THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO AMEND THE COMPANY'S CHARTER TO MODIFY THE TERMS OF THE SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

		FOR	AGAINST	ABSTAIN
1.	Proposal to Amend the Company's Charter to Modify the preferential terms of both the Series B Preferred Stock and Series C Preferred Stock including modifications to dividend, liquidation premium and voting rights.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).

If no other indication is made, the proxies shall vote "FOR" Proposal 1 to amend the Company's Charter to modify the terms of the Series B Preferred Stock and Series C Preferred Stock.

A vote "FOR" Proposal 1 is recommended by the Board of Directors.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE OR BY VOTING BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.